                        DRESDNER RCM GLOBAL FUNDS, INC.

                       Dresdner RCM Large Cap Growth Fund
                      Dresdner RCM Tax Managed Growth Fund
                        Dresdner RCM Biotechnology Fund
                           Dresdner RCM Balanced Fund
                       Dresdner RCM Global Small Cap Fund
                      Dresdner RCM Global Technology Fund
                      Dresdner RCM Global Health Care Fund
                       Dresdner RCM Emerging Markets Fund
                        Dresdner RCM Global Equity Fund
                       Dresdner RCM Strategic Income Fund
                            ------------------------

                            NOTICE OF ANNUAL MEETING
                        TO BE HELD ON DECEMBER 18, 2000
                            ------------------------


    An Annual Meeting (the "Meeting") of stockholders of Dresdner RCM Global Funds, Inc. (the "Company") will be held on December 18, 2000, at 10:00 a.m., Pacific Time, at the offices of the Company at Four Embarcadero Center, 30th Floor, San Francisco, California. The Meeting will be held for the following purposes:


    1. ELECTION OF DIRECTORS. To elect nine members of the Company's Board of Directors.

    2. RATIFICATION OF INDEPENDENT ACCOUNTANTS. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

    3. OTHER BUSINESS. To consider and act upon such other business as may properly come before the Meeting or any adjournments.

    The Board of Directors of the Company has unanimously approved the proposals. Please read the accompanying Proxy Statement for a more complete discussion of the proposals.

                                          ROBERT J. GOLDSTEIN
                                          SECRETARY

November 1, 2000

 WHO CAN VOTE?

 Any person owning shares of a series of the Company on October 23, 2000.

 WHY SHOULD I BOTHER TO VOTE?

 Your vote is important. If the proposals do not receive enough votes, the Company may incur additional expenses to mail proxies again or solicit stockholders by telephone so the Meeting can take place.

 HOW CAN I VOTE?

 Please take a moment now to sign and return your proxy card in the enclosed postage-paid return envelope. You also may vote telephonically by calling the toll-free number on your proxy card, electronically by voting at our website at www.proxyvote.com, or in person at the Meeting. If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

 QUESTIONS?

 Call toll-free at 877-518-9413.

                        DRESDNER RCM GLOBAL FUNDS, INC.

                       Dresdner RCM Large Cap Growth Fund
                      Dresdner RCM Tax Managed Growth Fund
                        Dresdner RCM Biotechnology Fund
                           Dresdner RCM Balanced Fund
                       Dresdner RCM Global Small Cap Fund
                      Dresdner RCM Global Technology Fund
                      Dresdner RCM Global Health Care Fund
                       Dresdner RCM Emerging Markets Fund
                        Dresdner RCM Global Equity Fund
                       Dresdner RCM Strategic Income Fund
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    The Board of Directors of Dresdner RCM Global Funds, Inc. (the "Company") is soliciting the enclosed proxy in connection with an Annual Meeting (the "Meeting") of stockholders of the portfolios of the Company listed above. These portfolios are sometimes referred to below as the "Funds."

    This Proxy Statement is furnished to the stockholders of each Fund on behalf of the Company's Board of Directors in connection with the solicitation of voting instructions for use at the Meeting. This Proxy Statement is being mailed to stockholders of the Funds on or about November 6, 2000.

    The Company will furnish you, at your request and without charge, a copy of the most recent annual report or semi-annual report for any Fund. Please direct any request by telephone to 1-800-227-5183 or by writing to the Company at Four Embarcadero Center, San Francisco, California 94111-4189.

 This Proxy Statement is organized as follows:

 - Proposal 1: Election of Directors -- begins on page 2.

 - Proposal 2: Ratification of Independent Accountants -- begins on page 6.

 - Voting and Meeting Procedures -- begins on page 7.

 - General Information -- begins on page 12.

Dated: November 1, 2000

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Company's Board of Directors currently has four members. The stockholders of Dresdner RCM Capital Funds, Inc. (the "Capital Company") and Dresdner RCM Investment Funds Inc. (the "Investment Company"), mutual funds which are also managed by the Investment Manager, are being asked to approve proposed reorganizations into newly created series of the Company. In that connection, the Board of Directors has decided that it would be appropriate to expand the Board to six members, and to further expand the Board to nine members upon the reorganization of the Investment Company, and to nominate for the added positions certain members from the boards of the Capital Company and the Investment Company. The nomination and election of Messrs. Birnbaum, Coburn and Fiore are conditioned on the closing of the proposed reorganization of the Investment Company.

    If elected, each nominee will serve as a Director until he or she resigns, is removed from office, or a successor has been elected. If any nominee is unable to serve, proxies will be voted for a substitute nominated by the Board of Directors, unless you instruct otherwise.

DIRECTORS

    The names, ages, business experience and certain other affiliations during the past five years of the nominees are set forth below. The address of each such person is Four Embarcadero Center, San Francisco, California 94111.

    The following nominees are currently Directors of the Company:

                                                    POSITION WITH GLOBAL COMPANY (IF ANY),
            NAME                 AGE             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------     ---      -----------------------------------------------------------
Dewitt F. Bowman                  70      Chairman and Director (Since 1995). Interim Treasurer,
                                          Regents of the University of California (since 2000);
                                          Director, Forward Funds (since 2000) and Wilshire Target
                                          Funds, Inc. (since 1996); Principal, Pension Investment
                                          Consulting (since 1994); Chief Investment Officer,
                                          California Public Employees Retirement System (from 1989 to
                                          1994); Trustee, RREEF America REIT, Inc. (since 1994),
                                          Brandes Institutional International Investment Trust (since
                                          1995), Pacific Gas and Electric Nuclear Decommissioning
                                          Trust (since 1994), and PCG Private Equity Fund (since
                                          1998).

Pamela A. Farr                    55      Director (Since 1996). Independent Management Consultant
                                          and Partner, Best & Co. LLC (manufacturer and retailer of
                                          children's clothing and accessories, from 1996 to 1999);
                                          President, Banyan Homes, Inc. (real estate development and construction, from 1991 to 1996).

George B. James                   63      Director (Since 1998). Senior Vice President and Chief
                                          Financial Officer, Levi Strauss & Co. (1985 to 1999);
                                          Director, Pacific States Industries (since 1985), Canned
                                          Foods Grocery Outlets (since 1990), Crown Vantage, Inc.
                                          (since 1995), Clayton Group, Inc. (since 1997), Sharper
                                          Image (since 1999), and Callidus Software (since 1999).

George G.C. Parker                61      Director (Since 1996). Senior Associate Dean for Academic
                                          Affairs and Director of the MBA Program and Dean Witter
                                          Professor of Finance, Graduate School of Business, Stanford
                                          University (since 1973); Director, California Casualty
                                          Group of Insurance Companies (since 1977), BB&K
                                          Holdings, Inc. (holding company for financial services
                                          companies, since 1980), Affinity Group International (since
                                          1998), Tejon Ranch Company (since 1999), and iShares Inc.
                                          (since 1999).

    The following nominees are currently directors of Dresdner RCM Capital Funds, Inc. or Dresdner RCM Investment Funds Inc.:

           NAME                 AGE              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------   --------   ------------------------------------------------------------
John A. Kriewall                 60      Director, Dresdner RCM Capital Funds, Inc.(since 1999).
                                         Retired Managing Director, Co-Chief Investment Officer of
                                         the Mid Cap Team of the Investment Manager, member of Mid
                                         Cap Team Management Committee of the Investment Manager;
                                         Co-CIO of Small and Midcap Teams of the Investment Manager;
                                         and Member of the Equity Management Group of the Investment
                                         Manager (associated with the Investment Manager since 1973);
                                         (Mr. Kriewall would be an "interested person" of the Company
                                         (as defined in the 1940 Act) by virtue of his affiliation
                                         with the Investment Manager.)

Kenneth E. Scott                 71      Director, Dresdner RCM Capital Funds, Inc.(since 1994).
                                         Ralph M. Parsons Professor of Law and Business, Stanford Law
                                         School (since 1967); Director, certain registered investment companies managed by American Century Investments (since
                                         1972).

Robert J. Birnbaum               73      Director, Dresdner RCM Investment Funds Inc. (since 1990).
                                         Director, Chicago Board Options Exchange (since 1998) and
                                         Chicago Mercantile Exchange (from 1990 to 1998); Trustee,
                                         Liberty All-Star Growth Fund, Inc. (since 1997), Colonial
                                         Funds (from 1995 to 1999) and Liberty All-Star Equity
                                         Fund, Inc. (since 1994).

Theodore J. Coburn               47      Director, Dresdner RCM Investment Funds Inc. (since 1991).
                                         Partner, Brown, Coburn & Co. (a consulting firm, since
                                         1991); Education Associate at Harvard University Graduate
                                         School of Education (since 1996); Trustee,
                                         Nicholas-Applegate Mutual Funds (since 1992); Director,
                                         Nicholas-Applegate Fund, Inc. (since 1987), Measurement
                                         Specialties, Inc. (since 1995) and Moovies, Inc. (since
                                         1995).

Alfred W. Fiore                  63      Director, Dresdner RCM Investment Funds Inc.(since 1996).
                                         General Manager, Ross Consulting (employee benefit
                                         consulting firm, since 1988); Executive Vice President and
                                         Chief Financial Officer, Parlux Fragrances, Inc. (since
                                         1987); Executive Vice President and Chief Financial Officer,
                                         Concord Assets Group, Inc. (real estate manager, since
                                         1986) and Director, Southeast Frozen Foods Corporation
                                         (since 1998).

    Regular meetings of the Board of Directors are held on a quarterly basis. During the fiscal year ended December 31, 1999, the Board held 4 meetings. All of the current Directors attended all of the meetings.

    As of October 23, 2000, the current Directors and officers of the Company as a group owned beneficially less than 1% of each Fund's outstanding shares. Each Director receives a fee of $1,000 per year, plus $500 for each Board meeting attended and $250 for each Audit Committee meeting attended. Each Director is also reimbursed for travel and other expenses incurred in connection with attending Board meetings.

    Each Director of the Company or the Capital Company who is not an "interested person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Dresdner RCM Global Investors LLC (the "Investment Manager") may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors.


    The following table shows total compensation paid by the Company to its current Directors and by the Capital Company and the Investment Company to the other nominees, for the fiscal year ended December 31, 1999.



                                           COMPENSATION                                    TOTAL COMPENSATION
                                         FROM THE CAPITAL    ACCRUED                       FROM THE COMPANY,
                          COMPENSATION    COMPANY OR THE    PENSION OR      ESTIMATED       CAPITAL COMPANY,
        DIRECTOR            FROM THE        INVESTMENT      RETIREMENT   ANNUAL BENEFITS     AND INVESTMENT
          NAME              COMPANY          COMPANY         BENEFITS    UPON RETIREMENT       COMPANY(1)
------------------------  ------------   ----------------   ----------   ---------------   ------------------
DeWitt F. Bowman........     $21,250          $27,000(2)      $24,125         N/A               $48,250
Pamela A. Farr..........     $19,000          $27,000(2)      $46,000         N/A               $46,000
George B. James.........     $21,250          $27,000(2)         None         N/A               $48,250
George G.C. Parker......     $19,000          $28,500(2)      $47,500         N/A               $47,500
John A. Kriewall........     N/A              $     0            None         N/A               $     0
Kenneth E. Scott........     N/A              $28,500(2)      $14,250         N/A               $28,500
Robert J. Birnbaum......     N/A              $30,500(3)          N/A          --               $30,500
Theodore J. Coburn......     N/A              $30,000(3)          N/A          --               $30,000
Alfred W. Fiore.........     N/A              $30,500(3)          N/A          --               $30,500


------------------------

(1) During the fiscal year ended December 31, 1999, there were fourteen funds in the complex.

(2) Compensation received as a director of the Capital Company.

(3) Compensation received as a director of the Investment Company.

MANAGEMENT

    The names, ages, business experience and certain other affiliations during the past five years of the executive officers of the Company, who serve at the discretion of the Board of Directors, are set forth below. The address of each such person is Four Embarcadero Center, San Francisco, California 94111.

                                                           POSITION WITH COMPANY AND
            NAME                 AGE              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------   --------   ------------------------------------------------------------
Anthony Ain                       41      President. Managing Director and General Counsel of the
                                          Investment Manager (associated since 1992).
Robert J. Goldstein               37      Vice President and Secretary. Director and Associate General
                                          Counsel of the Investment Manager (associated since 1997);
                                          Associate, Weil, Gotshal & Manges, lawfirm (from 1990 to
                                          1996).
Karin L. Brotman                  34      Assistant Secretary. Assistant Fund Counsel of the
                                          Investment Manager (associated since 1997); and Product
                                          Manager, Fidelity Investments (investment company legal and compliance) (1995 to 1997).
Jennie W. Klein                   35      Vice President and Treasurer. Director of Commingled Fund
                                          Services and Director of the Investment Manager (responsible for fund administration and shareholder record keeping for
                                          Dresdner RCM products) (associated since 1994).
Steven L. Wong                    34      Assistant Treasurer. Manager, Commingled Fund Services of
                                          the Investment Manager (responsible for overseeing mutual
                                          fund administration, including financial reporting,
                                          compliance, tax reporting, fund accounting, budgeting and
                                          shareholder servicing) (associated since 1994).

VOTE REQUIRED

    Each stockholder may vote for up to nine members of the Board. The expansion of the Board from six to nine members, and the nomination and election of Messrs. Birnbaum, Coburn and Fiore are conditioned on the closing of the proposed reorganization of the Investment Company. The nominees receiving the highest number of votes will be elected.

              PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company's Board of Directors has selected PricewaterhouseCoopers LLP as independent public accountants for the Funds for the fiscal year ending December 31, 2000. As required by the 1940 Act, this selection is being submitted to the stockholders of the Funds for their ratification.

    PricewaterhouseCoopers LLP has served as the independent public accountants for the Funds since 1995. For the fiscal year ended December 31, 1999, it performed audit services and prepared the Funds' income tax returns. No representatives of PricewaterhouseCoopers LLP will attend the Meeting.

VOTE REQUIRED

    This proposal must be approved by a majority of the shares voted on the proposal.

                         VOTING AND MEETING PROCEDURES

HOW TO VOTE

    You can vote by mail, phone, internet, or in person at the Meeting.

    - To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

    - To vote by phone, call us at the toll-free number on your proxy card.

    - To vote electronically, visit our website at www.proxyvote.com.

    If you vote by phone or electronically, the Company or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast.

    If you vote by Proxy, you can revoke your Proxy by notifying the Secretary in writing, or by returning a Proxy with a later date. You can also revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card or vote by phone or electronically. This will help us ensure that an adequate number of shares are present at the Meeting.

PROXY SOLICITATION

    In addition to the solicitation of proxies by electronic means, officers and employees of the Company, without additional compensation, may solicit proxies in person or by telephone. Georgeson Shareholder Communications Inc. will also be retained to provide professional proxy solicitation services. The costs associated with the solicitation and the Meeting will be paid by the Company. The cost of solicitation, including specified expenses, is not expected to exceed $20,000.

    The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the costs of forwarding soliciting material to beneficial owners of shares entitled to vote at the Meeting.

QUORUM REQUIREMENTS

    The presence in person or by proxy of more than one-third of the outstanding shares of the Company entitled to vote will constitute a quorum. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments of the Meeting from time to time to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

    The Company will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power) as shares that are present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, broker non-votes and abstentions have the effect of a negative vote.

STOCKHOLDERS ENTITLED TO VOTE

    Stockholders of each Fund at the close of business on October 23, 2000 will be entitled to be present and vote at the Meeting. Stockholders are entitled to one vote for each share held and fractional votes for fractional shares held. Stockholders will vote together, without regard to Fund or share class, on

Proposals 1 and 2. As of that date, each of the Funds had outstanding and entitled to vote the following numbers of shares:

FUND                                                     TOTAL SHARES OUTSTANDING
----                                                     ------------------------
Large Cap Growth Fund                                            3,097,915

Tax Managed Growth Fund                                          2,224,351

Biotechnology Fund                                              22,838,779

Balanced Fund                                                    1,596,002

Global Small Cap Fund                                            2,212,683

Global Technology Fund                                          13,891,169

Global Health Care Fund                                          7,457,892

Emerging Markets Fund                                              601,059

Global Equity Fund                                                 100,000

Strategic Income Fund                                               89,252

    The following tables show, to the knowledge of Company management, the percentage of the total shares of each Fund owned at the close of business on October 23, 2000 by the Directors and officers of the

Company and the Investment Manager and by other persons owning beneficially more than 5% of the outstanding shares of each Fund:

                                                                 PERCENT OF TOTAL
                                                     NUMBER OF     OUTSTANDING
                 NAME AND ADDRESS                     SHARES          SHARES
---------------------------------------------------  ---------   ----------------
                              LARGE CAP GROWTH FUND

Reed-Elsevier US Salary Investment Plan 401K           741,493        23.94%
105 Rosemont Road
Westwood, MA 02090-2318

Pacific Maritime Association                           431,063        13.91%
P.O. Box 7861
San Francisco, CA 94120

Jomei Chang & Dale Skeen Trustees                      341,131        11.01%
Chang-Skeen Charitable Remainder Trust
c/o Vitria Technology Inc
945 Steward Drive
Sunnyvale, CA 94085-3913

Congoleum Corp Master Trust                            280,445         9.05%
3705 Quakerbridge Road
Mercerville, New Jersey 08619-0127

AAA Washington                                         185,335         5.98%
1745 114th Avenue
Bellevue, Washington 98004-6968

Charles Schwab & Co., Inc.                             312,457        10.09%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

Pasadena National Trust Co.                            165,029         5.33%
FBO Huntington Medical Research Inst.
600 N Rosemead Blvd.
Pasadena, CA 91107-2138

                             TAX MANAGED GROWTH FUND

Boston & Company                                     1,600,146        71.94%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA

Charles Schwab & Co., Inc.                             235,555        10.59%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

                                                                 PERCENT OF TOTAL
                                                     NUMBER OF     OUTSTANDING
                 NAME AND ADDRESS                     SHARES          SHARES
---------------------------------------------------  ---------   ----------------
                               BIOTECHNOLOGY FUND

Charles Schwab & Co., Inc.                           9,869,725        43.21%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                    5,401,813        23.65%
FBO Customers
200 Liberty Street
One World Financial Center
New York, New York 10281-1003

National Investors Service Corp.                     1,508,612         6.61%
FBO Customers
55 Water Street
New York, New York 10041-0098

                                  BALANCED FUND

Pacific Northwest Employers                          1,392,625         8.26%
Pension Plan
3747 Market Street, N.E.
Salem, OR 97301

Pacific Maritime Association                           152,704         9.57%
Compensation Plan
P.O. Box 7861
San Francisco, CA

                              GLOBAL SMALL CAP FUND

Dean Witter Discover & Co.                             528,360        23.88%
333 Market Street 25th Floor
San Francisco, CA 94105-2102

Charles Schwab & Co.                                   604,637        27.33%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                      468,703        21.18%
FBO Customers
200 Liberty Street
One World Financial Center
New York, New York 10281-1003

                                                                 PERCENT OF TOTAL
                                                     NUMBER OF     OUTSTANDING
                 NAME AND ADDRESS                     SHARES          SHARES
---------------------------------------------------  ---------   ----------------
                             GLOBAL TECHNOLOGY FUND

Charles Schwab & Co., Inc.                           4,777,436        34.68%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                    3,160,540        22.75%
FBO Customers
200 Liberty Street
One World Financial Center
New York, New York 10281-1003

National Investors Service Corp.                       722,422         5.20%
FBO Customers
55 Water Street
New York, New York 10041-0098

                             GLOBAL HEALTH CARE FUND

Charles Schwab & Co., Inc.                           3,091,223        41.45%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                    2,089,950        28.02%
FBO Customers
200 Liberty Street
One World Financial Center
New York, New York 10281-1003

National Investors Service Corp.                       527,108         7.07%
FBO Customers
55 Water Street
New York, New York 10041-0098

                                                                 PERCENT OF TOTAL
                                                     NUMBER OF     OUTSTANDING
                 NAME AND ADDRESS                     SHARES          SHARES
---------------------------------------------------  ---------   ----------------
                              EMERGING MARKETS FUND

Clients of Dresdner Bank AG/                           300,000        49.91%
Investment Management
Institutional Asset Management Division
Jorgen-Ponto-Platz
60301 Frankfurt
Germany

Charles Schwab & Co., Inc.                             128,644        21.40%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                       95,275        15.85%
FBO Customers
200 Liberty Street
One World Financial Center
New York, New York 10281-1003

                               GLOBAL EQUITY FUND

Clients of Dresdner Bank AG                            100,000          100%
Investment Management Institutional
Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

                              STRATEGIC INCOME FUND

Clients of Dresdner Bank AG                             89,252          100%
Investment Management Institutional
Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

                              GENERAL INFORMATION

    The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the absence of any direction, they intend to vote FOR the Directors and proposals listed in the Proxy and may vote in their discretion with respect to other matters that may be presented to the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

    Company management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Proxy holders will vote on them in accordance with their best judgment.

STOCKHOLDER PROPOSALS


    The Meeting is an annual meeting of stockholders. The Company is not required, nor does it intend, to hold regular annual meetings of its stockholders. If such a meeting is called, any stockholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company. Any proposal to be considered for submission to stockholders must comply with applicable federal and state laws.


NAMES AND ADDRESSES

    Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, California 94111, is the Funds' investment manager. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02109, is the administrator of the Company (except for the Emerging Markets Fund). State Street also serves as transfer agent, redemption agent, dividend paying agent, and custodian for the Funds. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the administrator and custodian for the Emerging Markets Fund. Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, is the distributor for the Funds.


    PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY TO ASSURE A QUORUM AT THE MEETING.


                                          ROBERT J. GOLDSTEIN, SECRETARY

San Francisco, California
November 1, 2000

                                        PROXY

                             DRESDNER RCM LARGE CAP FUND
                        DRESDNER RCM TAX MANAGED GROWTH FUND
                           DRESDNER RCM BIOTECHNOLOGY FUND
                             DRESDNER RCM BALANCED FUND
                         DRESDNER RCM GLOBAL SMALL CAP FUND
                         DRESDNER RCM GLOBAL TECHNOLOGY FUND
                        DRESDNER RCM GLOBAL HEALTH CARE FUND
                         DRESDNER RCM EMERGING MARKETS FUND
                           DRESDNER RCM GLOBAL EQUITY FUND
                         DRESDNER RCM STRATEGIC INCOME FUND
                           ANNUAL MEETING OF STOCKHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2000.
     The undersigned hereby appoints Robert J. Goldstein and Karin L. Brotman as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of the above referenced series of Dresdner RCM Global Funds, Inc. held of record by the undersigned on October 23, 2000 at the Annual Meeting of Stockholders to be held on December 18, 2000 or any adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other business as may properly come before such Annual Meeting or any adjournment thereof.
     Every properly signed proxy will be voted in the manner specified hereon. If no direction is made, this proxy will be voted for the proposals listed below.
     PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
     Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                     SEE REVERSE
                                        SIDE

 /X/  Please mark votes as in this example
  1.  Election of Directors.
                 Nominees:
                 Robert J. Birnbaum  For  / /      Against  / /         Abstain  / /
                 DeWitt F. Bowman    For  / /      Against  / /         Abstain  / /
                 Theodore J. Coburn  For  / /      Against  / /         Abstain  / /
                 Pamela A. Farr      For  / /      Against  / /         Abstain  / /
                 Alfred W. Fiore     For  / /      Against  / /         Abstain  / /
                 George B. James     For  / /      Against  / /         Abstain  / /
                 John A. Kriewall    For  / /      Against  / /         Abstain  / /
                 George G.C. Parker  For  / /      Against  / /         Abstain  / /
                 Kenneth E. Scott    For  / /      Against  / /         Abstain  / /

  2.  Ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP
      as independent public accountants for the fiscal year ending December 31, 2000.
                                     For  / /      Against  / /         Abstain  / /

      Please be sure to sign and date this Proxy.

      Signature ---------------------------- Date ------------  Signature
      ---------------------------- Date ------------